UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 20, 2006
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado (State or other jurisdiction of Incorporation or organization)	1-31398 (Commission File Number)	75-2811855 (IRS Employer Identification No.)

2911 South County Road 1260 Midland, Texas (Address of Principal Executive Offices)	79706 (Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     As previously reported in our Form 8-K Report dated May 9, 2006, the Compensation Committee of the Board of Directors of Natural Gas Services Group, Inc. (the “Company”) voted to amend our 1998 Stock Option Plan (the “1998 Plan”) on May 9, 2006 and, on that same date, the Board of Directors directed that such amendments be submitted for approval by the shareholders of the Company at the 2006 Annual Meeting of Shareholders held on June 20, 2006. The amendments were approved by the shareholders at the 2006 Annual Meeting.
     The amendments changed the 1998 Plan in five principal respects as follows:
     1. The number of shares of common stock authorized for issuance under the 1998 Plan was increased from 150,000 to 550,000 shares of common stock.
     2. The 1998 Plan, prior to amendment, provided that no grants could be made after December 17, 2008. As provided in the amendment, stock options can be granted until March 1, 2016.
     3. The 1998 Plan, prior to amendment, provided that the exercise price of incentive stock options granted to employees who do not own more than 10% of our common stock would be not less than 140% of the fair market value per share of our common stock on the date of grant. The amendment provides that the exercise price of incentive stock options granted to such employees under the 1998 Plan will be not less than 100% of the fair market value of our common stock on the date of grant.
     4. The 1998 Plan, prior to amendment, contained a provision allowing the Compensation Committee to increase, without shareholder approval, the number of shares of stock subject to the 1998 Plan from 150,000 shares to 400,000 shares. This provision of the 1998 Plan was eliminated.
     5. The 1998 Plan, prior to amendment, provided that the Compensation Committee, in its sole discretion, could provide an optionee with the right to exchange, in a cashless transaction, all or part of a stock option for shares of our common stock on terms and conditions determined by the Compensation Committee. This provision of the 1998 Plan was eliminated.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
     The exhibits listed below are furnished as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

10.1	Natural Gas Services Group, Inc. 1998 Stock Option Plan, as amended by the Board of Directors on May 9, 2006 and approved by the shareholders on June 20, 2006 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K Report dated May 9, 2006, and filed with the Securities and Exchange Commission on May 15, 2006)

10.2	Form of Nonstatutory Stock Option Agreement for non-employee directors (Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K Report dated May 9, 2006, and filed with the Securities and Exchange Commission on May 15, 2006)

10.3	Form of Incentive Stock Option Agreement for employees (Incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K Report dated May 9, 2006, and filed with the Securities and Exchange Commission on May 15, 2006)

10.4	Form of Nonstatutory Stock Option Agreement for employees and consultants (Incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K Report dated May 9, 2006, and filed with the Securities and Exchange Commission on May 15, 2006)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor, Chairman
of the Board, President and Chief Executive Officer

Dated: June 26, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Natural Gas Services Group, Inc. 1998 Stock Option Plan, as amended by the Board of Directors on May 9, 2006 and approved by the shareholders on June 20, 2006 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K Report dated May 9, 2006, and filed with the Securities and Exchange Commission on May 15, 2006)

10.2	Form of Nonstatutory Stock Option Agreement for non-employee directors (Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K Report dated May 9, 2006, and filed with the Securities and Exchange Commission on May 15, 2006)

10.3	Form of Incentive Stock Option Agreement for employees (Incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K Report dated May 9, 2006, and filed with the Securities and Exchange Commission on May 15, 2006)

10.4	Form of Nonstatutory Stock Option Agreement for employees and consultants (Incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K Report dated May 9, 2006, and filed with the Securities and Exchange Commission on May 15, 2006)

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